SCHWABFUNDS

SCHWAB
CALIFORNIA
TAX-FREE
BOND FUNDS

Annual Report
August 31, 1998

SCHWAB CALIFORNIA TAX-FREE BOND FUNDS

We're pleased to bring you this annual report for the following funds (the Funds) for the one-year period ended August 31, 1998:
  - Schwab California Short/Intermediate
   Tax-Free Bond Fund
  - Schwab California Long-Term Tax-Free
   Bond Fund

During the reporting period, the Funds achieved their primary objectives of providing a high level of current income exempt from federal and State of California personal income taxes, consistent with the preservation of capital.(1) In addition to performance and portfolio information, this report contains information regarding dividends paid by the Funds during each fiscal year (or reporting period) since their inceptions.

The Schwab California Short/Intermediate Tax-Free Bond Fund invests primarily in debt securities issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average portfolio maturity of between two and five years.

The Schwab California Long-Term Tax-Free Bond Fund invests primarily in debt securities issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average portfolio maturity of 10 years or longer.

CONTENTS

----------------------------------------------------
A Message from the Chairman                        1
----------------------------------------------------
What Every Bond Fund Investor Should Know          2
----------------------------------------------------
Market Overview                                    4
----------------------------------------------------
The Portfolio Management Team                      8
----------------------------------------------------
Taxable-Equivalent Yield                           9
----------------------------------------------------
Schwab California Short/Intermediate
 Tax-Free Bond Fund                               10
----------------------------------------------------
Schwab California Long-Term Tax-Free
 Bond Fund                                        12
----------------------------------------------------
Dividends Paid                                    14
----------------------------------------------------
Fund Discussion                                   15
----------------------------------------------------
Portfolio Highlights                              18
----------------------------------------------------
Financial Statements and Notes                    19
----------------------------------------------------

(1)Income from the Funds may be subject to state and local taxes and to the federal alternative minimum tax (AMT).

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

No doubt you've witnessed the extreme volatility in the stock market that you frequently read about in shareholder communications such as this. The 12-month reporting period ended August 31, 1998, has served as a clear example of how the performance of different asset classes can vary substantially for a given period. For the reporting period, domestic bonds generally outperformed both domestic and international stocks. This was due to factors ranging from strong bond total returns, which were fueled by declining interest rates all along the yield curve, to August's drop in both domestic and international equity valuations.
[PHOTO]

                  Despite the volatility, the U.S. economy, as measured by gross domestic product (GDP), continued to provide a solid foundation for U.S. business activity, though it was somewhat dampened during the second quarter. But uncertainty persists as to the ultimate effect that international economic crises and domestic political turmoil will have on the U.S. economy. Corporate profitability and domestic consumers' responses to recent stock market volatility may ultimately determine whether the economy will continue on its current course.

Given all of these factors, this appears to be a good time to reaffirm one of our primary investment principles: Regardless of short-term market trends, our philosophy has always been that REGULAR INVESTING is the best strategy over the long term. And your investment in a bond fund may play an important role in your asset allocation. We've included some guidelines on the following pages that address some things you should know about bond funds. You might also find that more than one kind of bond fund may be appropriate for you, depending on your goals and financial situation. As always, feel free to contact us if you have any questions.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $71 billion in assets on behalf of more than 3.2 million SchwabFunds-Registered Trademark- shareholders. We offer a broad spectrum of 35 mutual funds for investors with varying financial situations and goals.

Once again, thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab

Charles R. Schwab
August 31, 1998

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within one of the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future returns.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment experts who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds are ideal for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $1,000.

CONVENIENCE: Bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

BOND INDEX FUNDS

Schwab's Bond Index Funds seek to track the total returns of broadly diversified bond indices. And because index funds generally result in lower portfolio turnover and fewer transactions--and therefore lower trading costs--you could potentially realize higher returns.

In addition to some of the same benefits of equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices, bond index funds can also provide the added benefit of high credit-quality investments. Schwab's Bond Index Funds are designed to maintain high credit-quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; the remaining bonds in the indices are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill.(1) And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.

BOND FUNDS AT SCHWAB

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

BOND INDEX FUNDS

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short (1-5 Year) Government/ Corporate Index. This index represents the performance of government and corporate bonds that have maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broadbased index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in securities issued by or on behalf of the State of California and its political subdivisions, agencies and instrumentalities, and seeks to maintain a dollar-weighted average maturity of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please call us toll free at 1-800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW. SCHWAB.COM; through our automated touchtone telephone service, TeleBroker,-Registered Trademark- by calling 1-800-272-4922; or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS

(1)Some investors may be subject to the alternative minimum tax; consult your tax advisor.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

Although somewhat dampened during the second quarter, the U.S. economy, as measured by gross domestic product (GDP), grew at a strong real rate of 3.7% during the first half of 1998--well in excess of the Federal Reserve's estimated noninflationary growth rate of 2.0% to 2.75%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            REAL GDP GROWTH RATE
  QUARTERLY PERCENTAGE CHANGE (ANNUALIZED
                   RATE)

Q1 1990                                            3.9%
Q2 1990                                            1.2%
Q3 1990                                           -1.9%
Q4 1990                                           -4.0%
Q1 1991                                           -2.1%
Q2 1991                                            1.8%
Q3 1991                                            1.0%
Q4 1991                                            1.0%
Q1 1992                                            4.7%
Q2 1992                                            2.5%
Q3 1992                                            3.0%
Q4 1992                                            4.3%
Q1 1993                                            0.1%
Q2 1993                                            2.0%
Q3 1993                                            2.1%
Q4 1993                                            5.3%
Q1 1994                                            3.0%
Q2 1994                                            4.7%
Q3 1994                                            1.8%
Q4 1994                                            3.6%
Q1 1995                                            0.9%
Q2 1995                                            0.3%
Q3 1995                                            3.0%
Q4 1995                                            2.2%
Q1 1996                                            1.8%
Q2 1996                                            6.0%
Q3 1996                                            1.0%
Q4 1996                                            4.3%
Q1 1997                                            4.9%
Q2 1997                                            3.3%
Q3 1997                                            3.1%
Q4 1997                                            3.7%
Q1 1998                                            5.5%
Q2 1998                                            1.8%
Source: Bloomberg L.P.

At the time of this writing, the consensus of most economists is that the U.S. economy appears poised for continued growth throughout 1998--perhaps at a more moderate rate than over the previous six months, but nonetheless further extending the current economic expansion that began in 1991. High levels of consumer confidence, low interest rates, rising real wages and strong gains in stock prices have been the engines continuing this lengthy expansion. Many economists believe that the brunt of the economic crises in Asia and elsewhere may be yet to come. Uncertainties persist as to the ultimate effect on the U.S. economy, particularly on corporate earnings. Going forward, the behavior of domestic consumers in response to recent stock market volatility may also be a key determinant of whether the economy continues on its current course or softens in 1999.

UNEMPLOYMENT

The U.S. unemployment rate stood at 4.5% in August, after declining to 4.3% in April and May--the lowest level in 28 years. Labor markets have become extremely tight, growth in the labor force has slowed and wage increases are beginning to put more pressure on labor costs (see Employment Cost Index, below).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         U.S. UNEMPLOYMENT RATE
Jan-90                                      5.4%
Feb-90                                      5.3%
Mar-90                                      5.2%
Apr-90                                      5.4%
May-90                                      5.4%
Jun-90                                      5.2%
Jul-90                                      5.5%
Aug-90                                      5.7%
Sep-90                                      5.9%
Oct-90                                      5.9%
Nov-90                                      6.2%
Dec-90                                      6.3%
Jan-91                                      6.4%
Feb-91                                      6.6%
Mar-91                                      6.8%
Apr-91                                      6.7%
May-91                                      6.9%
Jun-91                                      6.9%
Jul-91                                      6.8%
Aug-91                                      6.9%
Sep-91                                      6.9%
Oct-91                                      7.0%
Nov-91                                      7.0%
Dec-91                                      7.3%
Jan-92                                      7.3%
Feb-92                                      7.4%
Mar-92                                      7.4%
Apr-92                                      7.4%
May-92                                      7.6%
Jun-92                                      7.8%
Jul-92                                      7.7%
Aug-92                                      7.6%
Sep-92                                      7.6%
Oct-92                                      7.3%
Nov-92                                      7.4%
Dec-92                                      7.4%
Jan-93                                      7.3%
Feb-93                                      7.1%
Mar-93                                      7.0%
Apr-93                                      7.1%
May-93                                      7.1%
Jun-93                                      7.0%
Jul-93                                      6.9%
Aug-93                                      6.8%
Sep-93                                      6.7%
Oct-93                                      6.8%
Nov-93                                      6.6%
Dec-93                                      6.5%
Jan-94                                      6.6%
Feb-94                                      6.6%
Mar-94                                      6.5%
Apr-94                                      6.4%
May-94                                      6.0%
Jun-94                                      6.1%
Jul-94                                      6.1%
Aug-94                                      6.1%
Sep-94                                      5.9%
Oct-94                                      5.8%
Nov-94                                      5.6%
Dec-94                                      5.4%
Jan-95                                      5.6%
Feb-95                                      5.4%
Mar-95                                      5.4%
Apr-95                                      5.7%
May-95                                      5.6%
Jun-95                                      5.6%
Jul-95                                      5.7%
Aug-95                                      5.7%
Sep-95                                      5.7%
Oct-95                                      5.6%
Nov-95                                      5.6%
Dec-95                                      5.6%
Jan-96                                      5.7%
Feb-96                                      5.5%
Mar-96                                      5.5%
Apr-96                                      5.5%
May-96                                      5.5%
Jun-96                                      5.3%
Jul-96                                      5.5%
Aug-96                                      5.2%
Sep-96                                      5.2%
Oct-96                                      5.3%
Nov-96                                      5.4%
Dec-96                                      5.3%
Jan-97                                      5.3%
Feb-97                                      5.3%
Mar-97                                      5.2%
Apr-97                                      5.0%
May-97                                      4.8%
Jun-97                                      5.0%
Jul-97                                      4.9%
Aug-97                                      4.9%
Sep-97                                      4.9%
Oct-97                                      4.8%
Nov-97                                      4.6%
Dec-97                                      4.7%
Jan-98                                      4.7%
Feb-98                                      4.6%
Mar-98                                      4.7%
Apr-98                                      4.3%
May-98                                      4.3%
Jun-98                                      4.5%
Jul-98                                      4.5%
Aug-98                                      4.5%
Source: Bloomberg L.P.

INFLATION

Price inflation remained remarkably well contained.
The Consumer Price Index (CPI) rose just 1.6% for the year ended August 1998--reaching levels during the reporting period that were the lowest since January 1987. Its core rate (which excludes the more volatile food and energy components) rose 2.5%--also very low, but somewhat higher than the rates we have seen since the second quarter of 1997.

The Employment Cost Index (ECI), which measures inflation in wages, salaries and benefits, also remained in check, increasing 3.5% for the year ended June 30, 1998.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              MEASURES OF INFLATION

                             QUARTERLY EMPLOYMENT             MONTHLY CONSUMER
                                   COST INDEX                    PRICE INDEX
Feb-90                                 5.5%                         5.3%
Mar-90                                 5.5%                         5.2%
Apr-90                                 5.4%                         4.7%
May-90                                 5.4%                         4.4%
Jun-90                                 5.4%                         4.7%
Jul-90                                 5.2%                         4.8%
Aug-90                                 5.2%                         5.6%
Sep-90                                 5.2%                         6.2%
Oct-90                                 4.9%                         6.3%
Nov-90                                 4.9%                         6.3%
Dec-90                                 4.9%                         6.1%
Jan-91                                 4.6%                         5.7%
Feb-91                                 4.6%                         5.3%
Mar-91                                 4.6%                         4.9%
Apr-91                                 4.6%                         4.9%
May-91                                 4.6%                         5.0%
Jun-91                                 4.6%                         4.7%
Jul-91                                 4.3%                         4.4%
Aug-91                                 4.3%                         3.8%
Sep-91                                 4.3%                         3.4%
Oct-91                                 4.3%                         2.9%
Nov-91                                 4.3%                         3.0%
Dec-91                                 4.3%                         3.1%
Jan-92                                 4.0%                         2.6%
Feb-92                                 4.0%                         2.8%
Mar-92                                 4.0%                         3.2%
Apr-92                                 3.6%                         3.2%
May-92                                 3.6%                         3.0%
Jun-92                                 3.6%                         3.1%
Jul-92                                 3.5%                         3.2%
Aug-92                                 3.5%                         3.1%
Sep-92                                 3.5%                         3.0%
Oct-92                                 3.5%                         3.2%
Nov-92                                 3.5%                         3.0%
Dec-92                                 3.5%                         2.9%
Jan-93                                 3.5%                         3.3%
Feb-93                                 3.5%                         3.2%
Mar-93                                 3.5%                         3.1%
Apr-93                                 3.6%                         3.2%
May-93                                 3.6%                         3.2%
Jun-93                                 3.6%                         3.0%
Jul-93                                 3.6%                         2.8%
Aug-93                                 3.6%                         2.8%
Sep-93                                 3.6%                         2.7%
Oct-93                                 3.5%                         2.8%
Nov-93                                 3.5%                         2.7%
Dec-93                                 3.5%                         2.7%
Jan-94                                 3.2%                         2.5%
Feb-94                                 3.2%                         2.5%
Mar-94                                 3.2%                         2.5%
Apr-94                                 3.2%                         2.4%
May-94                                 3.2%                         2.3%
Jun-94                                 3.2%                         2.5%
Jul-94                                 3.2%                         2.8%
Aug-94                                 3.2%                         2.9%
Sep-94                                 3.2%                         3.0%
Oct-94                                 3.0%                         2.6%
Nov-94                                 3.0%                         2.7%
Dec-94                                 3.0%                         2.7%
Jan-95                                 2.9%                         2.8%
Feb-95                                 2.9%                         2.9%
Mar-95                                 2.9%                         2.9%
Apr-95                                 2.9%                         3.1%
May-95                                 2.9%                         3.2%
Jun-95                                 2.9%                         3.0%
Jul-95                                 2.7%                         2.8%
Aug-95                                 2.7%                         2.6%
Sep-95                                 2.7%                         2.5%
Oct-95                                 2.7%                         2.8%
Nov-95                                 2.7%                         2.6%
Dec-95                                 2.7%                         2.5%
Jan-96                                 2.8%                         2.7%
Feb-96                                 2.8%                         2.7%
Mar-96                                 2.8%                         2.8%
Apr-96                                 2.9%                         2.9%
May-96                                 2.9%                         2.9%
Jun-96                                 2.9%                         2.8%
Jul-96                                 2.8%                         3.0%
Aug-96                                 2.8%                         2.9%
Sep-96                                 2.8%                         3.0%
Oct-96                                 2.9%                         3.0%
Nov-96                                 2.9%                         3.3%
Dec-96                                 2.9%                         3.3%
Jan-97                                 2.9%                         3.0%
Feb-97                                 2.9%                         3.0%
Mar-97                                 2.9%                         2.8%
Apr-97                                 2.8%                         2.5%
May-97                                 2.8%                         2.2%
Jun-97                                 2.8%                         2.3%
Jul-97                                 3.0%                         2.2%
Aug-97                                 3.0%                         2.2%
Sep-97                                 3.0%                         2.2%
Oct-97                                 3.3%                         2.1%
Nov-97                                 3.3%                         1.8%
Dec-97                                 3.3%                         1.7%
Jan-98                                 3.3%                         1.6%
Feb-98                                 3.3%                         1.4%
Mar-98                                 3.3%                         1.4%
Apr-98                                 3.5%                         1.4%
May-98                                 3.5%                         1.7%
Jun-98                                 3.5%                         1.7%
Jul-98                                                              1.7%
Aug-98                                                              1.6%
Source: Bloomberg L.P. and Bureau of Labor
Statistics

Although inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains allow companies to pay higher wages without raising prices. Although strong in the first quarter, productivity growth was essentially flat for the second quarter of 1998.

ASSET CLASS PERFORMANCE

The 12-month reporting period served as a textbook example of the benefits of asset allocation and how asset classes can exhibit markedly different returns for a given period.

In classic tortoise-and-hare fashion, domestic bond returns, as represented by the Lehman Brothers Aggregate Bond Index, outperformed both domestic and international stock returns for the reporting period--achieving a total return of 10.6% for the period. This was a result of several factors, including strong bond total returns fueled by declining interest rates all along the yield curve, as well as August's drop in both domestic and international equity valuations.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            TOTAL RETURN PERFORMANCE
                      VALUE OF A HYPOTHETICAL $1 INVESTMENT

                                SCHWAB               SCHWAB             LEHMAN
         S&P 500-             SMALL-CAP          INTERNATIONAL         AGGREGATE
          R- INDEX            INDEX-R-              INDEX-R-          BOND INDEX
8/97      $1.00               $1.00                  $1.00               $1.00
           1.055               1.078                  1.063               1.015
10/97      1.019               1.031                  0.977               1.03
           1.067               1.022                  0.973               1.034
12/97      1.085               1.043                  0.987               1.045
           1.097               1.027                  1.027               1.058
2/98       1.176               1.112                  1.089               1.057
           1.236               1.162                  1.117               1.061
4/98       1.249               1.17                   1.125               1.066
           1.227               1.101                  1.122               1.076
6/98       1.277               1.104                  1.129               1.086
           1.264               1.019                  1.137               1.088
8/98       1.081               0.823                  0.993               1.106
               Compiled by Charles Schwab & Co., Inc.

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices represent returns of specific market sectors during the reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

Not surprisingly, domestic equity returns were negatively impacted by August's significant stock market declines. The difference in performance between large-cap stocks and small-cap stocks, however, was truly remarkable. Large-cap stocks as represented by the S&P 500-Registered Trademark- Index, achieved a total return of 8.1% for the 12-month period. Small-cap stocks, as represented by the Schwab Small-Cap Index,-Registered Trademark- experienced a total DECLINE in value of 17.7%-- resulting in a difference of 25.8% between the 12-month returns for the two asset classes.

Similar to the domestic equity situation, international stock returns were characterized by the markedly divergent performance of Asian countries, which experienced significant declines, and European countries, which experienced healthy gains for the period. Combined, international stock returns, as represented by the Schwab International Index,-Registered Trademark- experienced a slightly negative total return of -0.7% for the 12-month reporting period.

U.S. EQUITY VALUATION

The price/earnings ratio for the S&P 500-Registered Trademark- Index reached
28.5 during the reporting period--its highest value ever--before declining sharply to 22.8 at the end of August. Nonetheless, this ratio is still well above 15.0, its 30-year average. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures, such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO

Jan-90                            14.37
Feb-90                            14.21
Mar-90                            14.77
Apr-90                            14.82
May-90                            15.84
Jun-90                            16.66
Jul-90                            16.65
Aug-90                            15.57
Sep-90                            14.90
Oct-90                            14.36
Nov-90                            14.59
Dec-90                            15.19
Jan-91                            14.95
Feb-91                            16.82
Mar-91                            17.48
Apr-91                            17.85
May-91                            17.92
Jun-91                            17.96
Jul-91                            18.07
Aug-91                            19.72
Sep-91                            19.88
Oct-91                            19.92
Nov-91                            21.02
Dec-91                            21.85
Jan-92                            23.35
Feb-92                            23.83
Mar-92                            25.45
Apr-92                            25.51
May-92                            25.71
Jun-92                            25.08
Jul-92                            25.61
Aug-92                            25.50
Sep-92                            24.37
Oct-92                            23.94
Nov-92                            24.08
Dec-92                            24.01
Jan-93                            24.20
Feb-93                            24.25
Mar-93                            24.22
Apr-93                            23.20
May-93                            23.21
Jun-93                            22.58
Jul-93                            22.52
Aug-93                            23.02
Sep-93                            23.74
Oct-93                            23.97
Nov-93                            22.55
Dec-93                            23.55
Jan-94                            22.98
Feb-94                            21.17
Mar-94                            20.34
Apr-94                            20.10
May-94                            20.16
Jun-94                            19.76
Jul-94                            18.64
Aug-94                            18.90
Sep-94                            18.26
Oct-94                            17.55
Nov-94                            16.58
Dec-94                            16.98
Jan-95                            16.23
Feb-95                            16.20
Mar-95                            16.50
Apr-95                            16.02
May-95                            16.43
Jun-95                            16.82
Jul-95                            16.55
Aug-95                            16.18
Sep-95                            16.86
Oct-95                            16.18
Nov-95                            17.14
Dec-95                            17.41
Jan-96                            18.11
Feb-96                            18.56
Mar-96                            18.94
Apr-96                            19.16
May-96                            19.48
Jun-96                            19.30
Jul-96                            18.31
Aug-96                            18.62
Sep-96                            19.75
Oct-96                            19.60
Nov-96                            21.05
Dec-96                            20.70
Jan-97                            20.55
Feb-97                            20.98
Mar-97                            19.87
Apr-97                            20.24
May-97                            21.43
Jun-97                            22.45
Jul-97                            23.92
Aug-97                            22.64
Sep-97                            24.00
Oct-97                            22.84
Nov-97                            24.02
Dec-97                            24.51
Jan-98                            24.99
Feb-98                            26.44
Mar-98                            27.76
Apr-98                            26.51
May-98                            26.12
Jun-98                            27.09
Jul-98                            26.78
Aug-98                            22.77
30 Year Average                   15.00
Source: Bloomberg L.P.

TREASURY BOND YIELDS

Treasury yields fell significantly during the 12-month reporting period--by 1.27% to 5.34% for 30-year bonds and by 1.32% to 4.90% for five-year notes. International economic problems were a major factor contributing to the decline in yields. Investors seeking a safe haven from the volatile stock market increased demand for U.S. Treasury securities and bid up prices, thereby decreasing Treasury bond yields. Throughout the reporting period, the Federal Reserve's decision to leave rates unchanged--in part due to international market turbulence, as well as to acceptable domestic economic statistics showing strong growth coupled with contained inflation--also contributed to favorable fixed-income market conditions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  30-YEAR AND FIVE-YEAR TREASURY BOND
                 YIELDS
                              30-YEAR                  FIVE-YEAR
                         TREASURY BOND YIELD       TREASURY NOTE YIELD
8/29/97                         6.61%                     6.22%
9/5/97                          6.64%                     6.23%
9/12/97                         6.59%                     6.17%
9/19/97                         6.38%                     6.01%
9/26/97                         6.37%                     5.99%
10/3/97                         6.29%                     5.87%
10/10/97                        6.43%                     6.02%
10/17/97                        6.44%                     6.08%
10/24/97                        6.27%                     5.90%
10/31/97                        6.15%                     5.71%
11/7/97                         6.16%                     5.81%
11/14/97                        6.11%                     5.80%
11/21/97                        6.03%                     5.75%
11/28/97                        6.05%                     5.84%
12/5/97                         6.08%                     5.88%
12/12/97                        5.93%                     5.69%
12/19/97                        5.92%                     5.71%
12/26/97                        5.90%                     5.71%
1/2/98                          5.84%                     5.61%
1/9/98                          5.73%                     5.25%
1/16/98                         5.81%                     5.40%
1/23/98                         5.97%                     5.52%
1/30/98                         5.80%                     5.38%
2/6/98                          5.92%                     5.47%
2/13/98                         5.85%                     5.42%
2/20/98                         5.87%                     5.49%
2/27/98                         5.92%                     5.59%
3/6/98                          6.02%                     5.65%
3/13/98                         5.89%                     5.53%
3/20/98                         5.89%                     5.55%
3/27/98                         5.96%                     5.68%
4/3/98                          5.79%                     5.49%
4/10/98                         5.88%                     5.56%
4/17/98                         5.88%                     5.56%
4/24/98                         5.95%                     5.63%
5/1/98                          5.93%                     5.62%
5/8/98                          5.98%                     5.65%
5/15/98                         5.97%                     5.67%
5/22/98                         5.90%                     5.64%
5/29/98                         5.80%                     5.55%
6/5/98                          5.79%                     5.59%
6/12/98                         5.66%                     5.45%
6/19/98                         5.67%                     5.51%
6/26/98                         5.63%                     5.49%
7/3/98                          5.60%                     5.41%
7/10/98                         5.63%                     5.40%
7/17/98                         5.75%                     5.49%
7/24/98                         5.69%                     5.48%
7/31/98                         5.71%                     5.50%
8/7/98                          5.63%                     5.38%
8/14/98                         5.54%                     5.33%
8/21/98                         5.43%                     5.19%
8/28/98                         5.34%                     4.90%
Source: Bloomberg L.P.

On September 29, 1998, following the close of the reporting period, the Federal Reserve did lower the Federal Funds rate from 5.50% to 5.25%. This rate reduction, widely anticipated by financial markets, was viewed as a pre-emptive step to cushion the effects of increasing weakness in foreign economies on prospective U.S. economic growth.

MUNICIPAL BOND YIELDS

Municipal bond yields also declined along with Treasury bond yields. Thirty-year AAA General Obligation Municipal Bonds fell 0.44% to 4.86%, and five-year AAA General Obligation (GO) Municipal Bonds fell 0.42% to 3.92% during the period. As was the case with most other fixed-income securities, the "flight to quality" initiated by international economic problems increased demand for more-stable investments such as municipal bonds, thereby driving up prices and driving down yields.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        30-YEAR AND FIVE-YEAR AAA GENERAL
                                   OBLIGATION
                              MUNICIPAL BOND YIELDS

                       30-YEAR AAA GO                  FIVE-YEAR AAA GO
                      MUNI BOND YIELDS                 MUNI BOND YIELDS
8/29/97                      5.30%                          4.34%
9/5/97                       5.26%                          4.30%
9/12/97                      5.23%                          4.27%
9/19/97                      5.15%                          4.19%
9/26/97                      5.15%                          4.19%
10/3/97                      5.13%                          4.17%
10/10/97                     5.21%                          4.25%
10/17/97                     5.25%                          4.29%
10/24/97                     5.20%                          4.24%
10/31/97                     5.12%                          4.16%
11/7/97                      5.15%                          4.17%
11/14/97                     5.14%                          4.16%
11/21/97                     5.15%                          4.15%
11/28/97                     5.17%                          4.17%
12/5/97                      5.11%                          4.11%
12/12/97                     5.01%                          4.08%
12/19/97                     4.98%                          4.05%
12/26/97                     4.98%                          4.05%
1/2/98                       4.96%                          4.03%
1/9/98                       4.87%                          3.99%
1/16/98                      4.83%                          3.95%
1/23/98                      4.93%                          4.05%
1/30/98                      4.92%                          4.04%
2/6/98                       4.93%                          4.05%
2/13/98                      4.89%                          4.01%
2/20/98                      4.89%                          4.01%
2/27/98                      4.96%                          4.03%
3/6/98                       5.04%                          4.11%
3/13/98                      5.04%                          4.10%
3/20/98                      5.01%                          4.05%
3/27/98                      5.04%                          4.08%
4/3/98                       5.00%                          4.04%
4/10/98                      5.03%                          4.07%
4/17/98                      5.04%                          4.08%
4/24/98                      5.10%                          4.19%
5/1/98                       5.13%                          4.23%
5/8/98                       5.11%                          4.21%
5/15/98                      5.09%                          4.19%
5/22/98                      5.03%                          4.15%
5/29/98                      4.97%                          4.09%
6/5/98                       4.96%                          4.08%
6/12/98                      4.92%                          4.04%
6/19/98                      4.94%                          4.10%
6/26/98                      4.94%                          4.08%
7/3/98                       4.93%                          4.09%
7/10/98                      4.93%                          4.09%
7/17/98                      5.00%                          4.15%
7/24/98                      4.98%                          4.08%
7/31/98                      4.97%                          4.07%
8/7/98                       4.94%                          4.07%
8/14/98                      4.93%                          4.01%
8/21/98                      4.88%                          3.96%
8/28/98                      4.86%                          3.92%
Source: Bloomberg L.P.

Although municipal bond yields did decline during the reporting period, their decline was markedly less pronounced than the decline in Treasury bond yields. As shown below, this caused the ratio of municipal bond yields to Treasury bond yields to rise sharply during the reporting period. This occurred for two reasons: First, the yield-reducing impact of investors' flight to quality is typically more pronounced for Treasury securities than for municipal securities, because they are backed by the full faith and credit of the U.S. government. Second, in response to lower interest rates and healthier state and local fiscal outlooks, there was an increase in the issuance of long-term municipal securities. This increase in municipal bond supply most likely dampened the decline in municipal rates during the reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        RATIO OF MUNICIPAL BOND YIELDS TO
                            TREASURY BOND YIELDS FOR
                           30-YEAR AND FIVE-YEAR BONDS

                                 30-YEAR BOND YIELDS  FIVE-YEAR BOND YIELDS
8/29/97                                        80.2%                  69.8%
9/5/97                                         79.2%                  69.0%
9/12/97                                        79.4%                  69.2%
9/19/97                                        80.7%                  69.7%
9/26/97                                        80.8%                  69.9%
10/3/97                                        81.6%                  71.0%
10/10/97                                       81.0%                  70.6%
10/17/97                                       81.5%                  70.6%
10/24/97                                       82.9%                  71.9%
10/31/97                                       83.3%                  72.9%
11/7/97                                        83.6%                  71.8%
11/14/97                                       84.1%                  71.7%
11/21/97                                       85.4%                  72.2%
11/28/97                                       85.5%                  71.4%
12/5/97                                        84.0%                  69.9%
12/12/97                                       84.5%                  71.7%
12/19/97                                       84.1%                  70.9%
12/26/97                                       84.4%                  70.9%
1/2/98                                         84.9%                  71.8%
1/9/98                                         85.0%                  76.0%
1/16/98                                        83.1%                  73.1%
1/23/98                                        82.6%                  73.4%
1/30/98                                        84.8%                  75.1%
2/6/98                                         83.3%                  74.0%
2/13/98                                        83.6%                  74.0%
2/20/98                                        83.3%                  73.0%
2/27/98                                        83.8%                  72.1%
3/6/98                                         83.7%                  72.8%
3/13/98                                        85.5%                  74.1%
3/20/98                                        85.1%                  73.0%
3/27/98                                        84.6%                  71.9%
4/3/98                                         86.3%                  73.7%
4/10/98                                        85.5%                  73.3%
4/17/98                                        85.8%                  73.4%
4/24/98                                        85.8%                  74.4%
5/1/98                                         86.5%                  75.2%
5/8/98                                         85.5%                  74.6%
5/15/98                                        85.2%                  73.9%
5/22/98                                        85.3%                  73.5%
5/29/98                                        85.7%                  73.7%
6/5/98                                         85.7%                  72.9%
6/12/98                                        86.9%                  74.2%
6/19/98                                        87.1%                  74.4%
6/26/98                                        87.7%                  74.3%
7/3/98                                         88.1%                  75.6%
7/10/98                                        87.6%                  75.8%
7/17/98                                        87.0%                  75.7%
7/24/98                                        87.6%                  74.5%
7/31/98                                        87.0%                  74.0%
8/7/98                                         87.7%                  75.7%
8/14/98                                        89.0%                  75.2%
8/21/98                                        89.8%                  76.3%
8/28/98                                        91.0%                  80.0%
Source: Bloomberg L.P.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD, senior vice president and chief investment officer, has overall responsibility for the management of each Fund's portfolio. Steve joined CSIM as vice president and portfolio manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was vice president and portfolio manager at Federated Investors.

JOANNE LARKIN, vice president and senior portfolio manager, has had primary responsibility for the day-to-day management of each Fund's portfolio since their inceptions. Joanne joined CSIM as portfolio manager in February 1992 and was promoted to her current position in December 1996. Prior to joining CSIM, Joanne was portfolio manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management.

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the Funds' 30-day SEC yields as of 8/31/98 and the taxable equivalent yields,(1) assuming a maximum combined federal and State of California personal income tax rate of 45.22%. Shareholder tax rates may be different.

                                                                        TAXABLE
                                                                      EQUIVALENT
                                                          30-DAY      30-DAY SEC
                                                        SEC YIELD        YIELD
--------------------------------------------------------------------------------
Schwab California Short/Intermediate
Tax-Free Bond Fund                                         3.57%           6.52%
--------------------------------------------------------------------------------
Schwab California Long-Term
Tax-Free Bond Fund                                         4.48%           8.18%
--------------------------------------------------------------------------------

(1)A portion of both Funds' expenses was reduced during the reporting period. Without such reductions, both Funds' SEC yields would have been lower.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/98

                                                                        SINCE
                                                                      INCEPTION
                                           ONE YEAR     FIVE YEARS    (4/21/93)
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND(1)                       5.19%         4.45%         4.63%
--------------------------------------------------------------------------------
Lehman Three-Year Municipal Bond Index      5.76%         4.90%         4.91%
--------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 6/30/98. As of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns were 4.81%, 4.40% and 4.50%, respectively. The 30-day SEC yield as of 6/30/98 was 3.88%.(2)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    SCHWAB CALIFORNIA
                   SHORT/INTERMEDIATE        LEHMAN THREE-YEAR
                   TAX-FREE BOND FUND      MUNICIPAL BOND INDEX
4/21/93                   $10,000                $10,000
4/30/93                    $9,990                 $9,994
5/31/93                   $10,037                $10,021
6/30/93                   $10,136                $10,085
7/31/93                   $10,157                $10,090
8/31/93                   $10,257                $10,185
9/30/93                   $10,328                $10,229
10/31/93                  $10,340                $10,251
11/30/93                  $10,310                $10,237
12/31/93                  $10,444                $10,345
1/31/94                   $10,517                $10,429
2/28/94                   $10,372                $10,332
3/31/94                   $10,188                $10,207
4/30/94                   $10,239                $10,267
5/31/94                   $10,272                $10,315
6/30/94                   $10,253                $10,318
7/31/94                   $10,356                $10,404
8/31/94                   $10,390                $10,441
9/30/94                   $10,350                $10,415
10/31/94                  $10,280                $10,390
11/30/94                  $10,167                $10,371
12/31/94                  $10,227                $10,416
1/31/95                   $10,350                $10,502
2/28/95                   $10,503                $10,613
3/31/95                   $10,598                $10,708
4/30/95                   $10,614                $10,744
5/31/95                   $10,826                $10,909
6/30/95                   $10,809                $10,935
7/31/95                   $10,925                $11,050
8/31/95                   $11,030                $11,137
9/30/95                   $11,090                $11,168
10/31/95                  $11,174                $11,222
11/30/95                  $11,256                $11,294
12/31/95                  $11,296                $11,341
1/31/96                   $11,366                $11,430
2/29/96                   $11,358                $11,432
3/31/96                   $11,308                $11,404
4/30/96                   $11,325                $11,418
5/31/96                   $11,332                $11,428
6/30/96                   $11,393                $11,497
7/31/96                   $11,466                $11,560
8/31/96                   $11,483                $11,577
9/30/96                   $11,557                $11,648
10/31/96                  $11,634                $11,730
11/30/96                  $11,742                $11,839
12/31/96                  $11,737                $11,845
1/31/97                   $11,776                $11,897
2/28/97                   $11,837                $11,955
3/31/97                   $11,762                $11,893
4/30/97                   $11,815                $11,944
5/31/97                   $11,916                $12,041
6/30/97                   $11,991                $12,112
7/31/97                   $12,139                $12,256
8/31/97                   $12,120                $12,231
9/30/97                   $12,196                $12,319
10/31/97                  $12,227                $12,374
11/30/97                  $12,268                $12,410
12/31/97                  $12,346                $12,494
1/31/98                   $12,433                $12,576
2/28/98                   $12,459                $12,603
3/31/98                   $12,467                $12,623
4/30/98                   $12,435                $12,605
5/31/98                   $12,540                $12,723
6/30/98                   $12,568                $12,766
7/31/98                   $12,635                $12,812
8/31/98                   $12,749                $12,936

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab California Short/ Intermediate Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers Three-Year Municipal Bond Index.

(1)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 8/31/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 4.80%, 4.06% and 4.21%, respectively. The 30-day SEC yield as of 8/31/98 would have been 3.20%.

(2)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 4.29%, 3.98% and 4.06%, respectively. The 30-day SEC yield as of 6/30/98 would have been 3.48%.

THE INFORMATION PRESENTED IN THE GRAPH TO THE LEFT IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

PORTFOLIO COMPOSITION

The Schwab California Short/Intermediate Tax-Free Bond Fund invests primarily in California tax-exempt or municipal securities. The chart below illustrates the composition of the Fund's portfolio as of 8/31/98 based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted. This information is not necessarily indicative of the Fund's future holdings. A complete list of the securities in the Fund's portfolio as of 8/31/98 is provided in the Schedule of Investments later in this report.

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(1)
                                 as of 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                          51.5%
AA                           15.6%
A                            16.8%
Short-term Investments        9.4%
Short-term Ratings            6.7%

(1)These percentages do not take into account other assets and liabilities.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/98

                                                                         SINCE
                                                                      INCEPTION
                                           ONE YEAR     FIVE YEARS    (2/24/92)
--------------------------------------------------------------------------------
SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND(1)                       8.96%         6.04%         7.88%
--------------------------------------------------------------------------------
Lehman Brothers General Obligation
MunicipalBond Index                         8.65%         6.38%         7.66%
--------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 6/30/98. As of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns were 9.64%, 6.14% and 7.81%, respectively. The 30-day SEC yield as of 6/30/98 was 4.69%.(2)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SCHWAB CALIFORNIA LONG-TERM   LEHMAN GENERAL OBLIGATION
                TAX-FREE BOND FUND          MUNICIPAL BOND INDEX
2/24/92              $10,000                     $10,000
3/31/92              $10,099                     $10,004
4/30/92              $10,217                     $10,093
5/31/92              $10,410                     $10,212
6/30/92              $10,633                     $10,383
7/31/92              $11,082                     $10,694
8/31/92              $10,786                     $10,590
9/30/92              $10,835                     $10,659
10/31/92             $10,474                     $10,554
11/30/92             $10,921                     $10,743
12/31/92             $11,110                     $10,853
1/31/93              $11,256                     $10,979
2/28/93              $11,775                     $11,376
3/31/93              $11,561                     $11,256
4/30/93              $11,674                     $11,370
5/31/93              $11,736                     $11,434
6/30/93              $11,969                     $11,624
7/31/93              $11,957                     $11,640
8/31/93              $12,235                     $11,882
9/30/93              $12,371                     $12,017
10/31/93             $12,412                     $12,041
11/30/93             $12,263                     $11,934
12/31/93             $12,541                     $12,186
1/31/94              $12,671                     $12,326
2/28/94              $12,304                     $12,006
3/31/94              $11,683                     $11,517
4/30/94              $11,768                     $11,615
5/31/94              $11,867                     $11,716
6/30/94              $11,747                     $11,644
7/31/94              $12,008                     $11,864
8/31/94              $12,026                     $11,905
9/30/94              $11,824                     $11,730
10/31/94             $11,508                     $11,521
11/30/94             $11,235                     $11,313
12/31/94             $11,420                     $11,562
1/31/95              $11,901                     $11,893
2/28/95              $12,295                     $12,238
3/31/95              $12,414                     $12,379
4/30/95              $12,407                     $12,394
5/31/95              $12,825                     $12,789
6/30/95              $12,613                     $12,677
7/31/95              $12,685                     $12,797
8/31/95              $12,866                     $12,960
9/30/95              $12,972                     $13,041
10/31/95             $13,228                     $13,230
11/30/95             $13,507                     $13,450
12/31/95             $13,690                     $13,579
1/31/96              $13,785                     $13,682
2/29/96              $13,664                     $13,589
3/31/96              $13,436                     $13,415
4/30/96              $13,369                     $13,378
5/31/96              $13,379                     $13,373
6/30/96              $13,550                     $13,518
7/31/96              $13,700                     $13,641
8/31/96              $13,693                     $13,639
9/30/96              $13,920                     $13,830
10/31/96             $14,073                     $13,986
11/30/96             $14,365                     $14,242
12/31/96             $14,283                     $14,182
1/31/97              $14,294                     $14,209
2/28/97              $14,429                     $14,340
3/31/97              $14,175                     $14,149
4/30/97              $14,316                     $14,268
5/31/97              $14,581                     $14,482
6/30/97              $14,706                     $14,637
7/31/97              $15,266                     $15,042
8/31/97              $15,056                     $14,901
9/30/97              $15,253                     $15,078
10/31/97             $15,359                     $15,175
11/30/97             $15,475                     $15,264
12/31/97             $15,717                     $15,487
1/31/98              $15,918                     $15,646
2/28/98              $15,906                     $15,651
3/31/98              $15,879                     $15,665
4/30/98              $15,802                     $15,595
5/31/98              $16,078                     $15,841
6/30/98              $16,124                     $15,903
7/31/98              $16,145                     $15,943
8/31/98              $16,405                     $16,190

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab California Long-Term Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers General Obligation Municipal Bond Index.

(1)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 8/31/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 8.64%, 5.75% and 7.5%, respectively. The 30-day SEC yield as of 8/31/98 would have been 4.17%.

(2)A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 6/30/98, the Fund's one-year, five-year and since-inception average annual total returns would have been 9.24%, 5.84% and 7.42%, respectively. The 30-day SEC yield as of 6/30/98 would have been 4.37%.

THE INFORMATION PRESENTED IN THE GRAPH TO THE LEFT IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

PORTFOLIO COMPOSITION

The Schwab California Long-Term Tax-Free Bond Fund invests primarily in California tax-exempt or municipal securities. The chart below illustrates the composition of the Fund's portfolio as of 8/31/98 based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted. This information is not necessarily indicative of the Fund's future holdings. A complete list of the securities in the Fund's portfolio as of 8/31/98 is provided in the Schedule of Investments later in this report.

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(1)
                                 as of 8/31/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA                          62.0%
AA                            9.9%
A                            12.9%
BAA                           2.6%
Short-term Investments        9.7%
Short-term Rating             2.9%

(1)These percentages do not take into account other assets and liabilities.

DIVIDENDS PAID

During the reporting period, the Funds continued to provide a high level of current income exempt from federal income taxes, consistent with the preservation of capital.(1) The chart below illustrates the income dividends on a per-share basis paid by each Fund during each fiscal year or reporting period since inception.

               DIVIDENDS PAID BY THE SCHWAB CALIFORNIA TAX-FREE BOND FUNDS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INCOME DIVIDENDS PER SHARE
       FISCAL YEAR
                         SCHWAB CALIFORNIA
                        SHORT/INTERMEDIATE           SCHWAB CALIFORNIA LONG-TERM
                        TAX-FREE BOND FUND                TAX-FREE BOND FUND
1992*                         $0.00                             $0.51
1993**                        $0.13                             $0.38
1994+                         $0.37                             $0.56
1995+                         $0.42                             $0.56
1996+                         $0.43                             $0.57
1997+                         $0.43                             $0.56
1998+                         $0.42                             $0.55

 * Period from inception (2/24/92) through 12/31/92.

** Period from inception (4/21/93) through 8/31/93 for Schwab California
   Short/Intermediate Tax-Free Bond Fund and for the eight-month period ended 8/31/93 for Schwab California Long-Term Tax-Free Bond Fund.

+  For the one-year period ended 8/31 for both Funds.

(1)Income from the Funds may be subject to state and local taxes and to the federal alternative minimum tax.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. WHAT IS YOUR VIEW OF THE MUNICIPAL BOND ENVIRONMENT?

A. At the beginning of the reporting period, municipal securities were trading in a narrow range and the market was fairly stable. This climate then changed as a series of events, including the economic crisis in Asia, the political scandal in Washington, and the instability of both the Russian economy and Russia's leadership, caused widespread turmoil in global equity markets. The result of this turmoil has been an increased demand for U.S. Treasury securities, which led to higher prices and lower yields in both Treasury and municipal markets. Additionally, the relatively low volatility in the municipal market during the reporting period has provided a safe haven for investors during these turbulent times.

As interest rates continued to decline, the supply of municipal securities increased dramatically as governments and agencies began to issue new bonds and refinance older bonds to take advantage of the lower rates. This increased supply caused municipal securities to trade at levels that were very attractive when compared with Treasury securities. In fact, as illus- trated in the chart on page 7 of the Market Overview section, the ratio of 30-year Treasury-to-municipal security yields reached as high as 91%, which represents historic levels. When the Treasury-to-municipal ratio reaches these levels, it attracts what the industry refers to as "crossover" buyers to the municipal market.

Crossover buyers are those who continually seek out the most competitively priced sector of the fixed-income market, which, in this case, is the municipal market. Once they locate that sector, the crossover buyers then reallocate their assets accordingly. Cross- over buyers are seeking to maximize their returns by selling their municipal bond positions at some point in the future when Treasury security prices become relatively more attractive.

Q. HOW DID THE FUNDS PERFORM DURING THE 12-MONTH REPORTING PERIOD?

A. Both Funds achieved favorable total returns for the period, aided in part by the overall decline in bond yields, which increased prices of the Funds' portfolio securities, thereby increasing the Funds' net asset values (NAVs).

The SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND achieved a total return of 5.19% for the 12-month reporting period ended August 31, 1998. This return came from a combination of dividend income of 4.21% and an increase in the Fund's NAV of 0.98%. The NAV increase was a result of the Fund's declining yield, which fell from 4.00% at the beginning of the period to 3.57% at the end of the period.

The SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND achieved a total return of 8.96% for the 12-month reporting period ended August 31, 1998. This return came from a combination of both dividend income of 5.18% and an increase in the Fund's NAV of 3.78%. The NAV increase was a result of the Fund's declining yield, which fell from 5.02% at the beginning of the period to 4.48% at the end of the period.

Q. HOW WERE THE FUNDS MANAGED DURING THE REPORTING PERIOD? WERE ANY CHANGES MADE TO THE PORTFOLIOS?

A. As shown in the Portfolio Quality Summary, we continued to maintain a portfolio of high-quality securities (primarily AAA and AA) during the reporting period. We feel that this is an appropriate strategy for the Funds given the current market environment, since there is very little yield advantage associated with lower-rated securities; we simply do not feel that investors are being adequately compensated for the higher credit risk. In both Funds, we continue to execute a cautious strategy, carefully watching economic indicators and monitoring Federal Reserve Bank communications regarding its target level for short-term interest rates.

Reflecting our cautious outlook for the markets, the SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a relatively narrow range from approximately 3.27 to
3.98 years. The Fund's weighted average maturity at the end of the period was
3.57 years, up slightly from 3.50 years at the beginning of the period.

The SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND maintained its weighted average maturity within a range from 17.08 to 21.51 years. Although the Fund has extended its maturity beyond this range in the past, we do not believe that it is advisable at this time, because the yield curve is very flat beyond 20 years, indicating that there is very little yield advantage associated with the longer maturities. Again, we do not believe that investors are being adequately rewarded for the additional interest rate risk. The Fund's weighted average maturity at the end of the period was 17.40 years, down from 19.11 years at the beginning of the period.

Q. RECENTLY, THE STOCK MARKET SEEMS TO BE VERY VOLATILE. WHAT ROLE CAN BOND INVESTMENTS PLAY IN REDUCING PORTFOLIO RISK?

A. Diversifying your portfolio with bonds or bond funds may help offset the effects of stock market volatility and can generally help add stability to your portfolio, as shown in the following example. Of course, share prices of bond funds, like any investment, fluctuate with market conditions. The chart below displays the high, low and average annual returns from 1970 to 1997 for five hypothetical portfolios representing the returns of stocks and bonds as measured by the indices.(1) As shown in the chart, adding bonds to an all-stock portfolio has reduced risk while still producing competitive returns.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       HYPOTHETICAL PORTFOLIOS SHOWING THE
                                     EFFECTS
                         OF ADDING BONDS TO AN ALL-STOCK
                                    PORTFOLIO
                                    1970-1997

                        AVERAGE ANNUAL      HIGHEST ANNUAL      LOWEST ANNUAL
                           RETURN               RETURN             RETURN
100% Stocks                12.97%               37.43%              -26.47%
90% Stocks/ 10% Bonds      12.68%               35.37%              -23.25%
80% Stocks/ 20% Bonds      12.36%               33.30%              -20.04%
70% Stocks/ 30% Bonds      12.02%               31.24%              -16.82%
60% Stocks/ 40% Bonds      11.65%               29.18%              -13.61%

(1)The returns do not reflect actual investment in any security. The hypothetical returns are all weighted averages and assume reinvestment of dividends. The indices represented are the S&P 500-Registered Trademark-Index and the Ibbotson Intermediate Government Bond Index. Indices are unmanaged, do not incur expenses and cannot be invested in directly. Past results are not indicative of future performance.

A portfolio comprising 40% bonds and 60% stocks, for example, achieved an average annual return of 11.65%-- only slightly over 1% less than the 12.97% return of the all-stock portfolio--and did so with significantly less volatility. The lowest annual return--for the portfolio invested 40% in bonds and 60% in stocks--was actually a loss of 13.61%, about half of the 26.47% loss in the all-stock portfolio. Of course, past performance does not guarantee future results.

Q. WHAT IS YOUR VIEW OF THE ECONOMIC CLIMATE IN CALIFORNIA?

A. California is in its fifth year of economic recovery. As noted in the Governor's 1998 Budget Highlights, the state's economy continues to grow at a strong pace, with employment growth exceeding 3%, personal income up by more than 7% and unemployment standing at an eight-year low. Looking forward, it is anticipated that California will see continued moderate growth across most industry sectors; however some, such as those heavily dependent upon exporting goods and services to Asia, are expected to grow at a much slower pace. As noted in the Governor's 1998/99 Budget Proposal, the effect on California of the economic weakness in Asia should be somewhat offset by strong export growth to Mexico and increasing exports to Europe.

The state's continued economic improvement has allowed for a buildup of budget reserves and has eased some of the spending restrictions imposed during the previous recession. California ended the 1997/98 budget year with total budget reserves of more than $1 billion. As in prior years, however, budget adjust- ments may be necessary to keep spending in line with revenues. Lawmakers will continue to address the challenge of balancing mandated spending requirements for education and public safety against the need for maintaining and upgrading public infrastructure. Therefore, the state's financial position may not change significantly over the next 12 months.

We are satisfied that the California securities held by the Fund present low credit risk, and we will continue to monitor the state's economic situation closely. California's current credit ratings are A1 from Moody's Investor Service, A+ from Standard & Poor's Corporation and AA- from Fitch IBCA, Inc., three well-known rating agencies.

PORTFOLIO HIGHLIGHTS

SCHWAB CALIFORNIA SHORT/INTERMEDIATE
TAX-FREE BOND FUND

ASSETS

------------------------------------------------
Total net assets as of 8/31/97 (000s)  $  58,876
------------------------------------------------
Total net assets as of 8/31/98 (000s)  $  95,894
------------------------------------------------
Percentage growth over reporting
period                                     62.9%
------------------------------------------------

MATURITY SCHEDULE: AVERAGE WEIGHTED
MATURITY AT 8/31/98

                                                 PERCENTAGE
                                   PERCENTAGE       OF
                        VALUE          OF        PORTFOLIO
MATURITY RANGE         (000S)      PORTFOLIO    (CUMULATIVE)
-----------------------------------------------------------
0-6 months            $  10,933       11.2%        11.2%
-----------------------------------------------------------
7-36 months              35,194       36.2%        47.4%
-----------------------------------------------------------
37-60 months             25,411       26.1%        73.5%
-----------------------------------------------------------
More than
60 months                25,801       26.5%       100.0%
-----------------------------------------------------------

AVERAGE WEIGHTED MATURITY: 3.57 years

SCHWAB CALIFORNIA LONG-TERM
TAX-FREE BOND FUND

ASSETS

-----------------------------------------------
Total net assets as of 8/31/97
(000s)                                $ 125,284
-----------------------------------------------
Total net assets as of 8/31/98
(000s)                                $ 190,197
-----------------------------------------------
Percentage growth over reporting
period                                    51.8%
-----------------------------------------------

MATURITY SCHEDULE: AVERAGE WEIGHTED
MATURITY AT 8/31/98

                                                 PERCENTAGE
                                    PERCENTAGE      OF
                         VALUE          OF       PORTFOLIO
MATURITY RANGE           (000S)     PORTFOLIO   (CUMULATIVE)
------------------------------------------------------------
0-1 year              $  18,941        9.7%         9.7%
------------------------------------------------------------
1-10 years               18,312        9.4%         19.1%
------------------------------------------------------------
11-20 years              77,870       40.1%         59.2%
------------------------------------------------------------
21-30 years              62,704       32.2%         91.4%
------------------------------------------------------------
More than
30 years                 16,758        8.6%        100.0%
------------------------------------------------------------

AVERAGE WEIGHTED MATURITY: 17.40 years

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1998

                                                              Par         Value
                                                             ------       ------
MUNICIPAL BONDS -- 92.0% (a)
California Education Authority RB
  (Pooled College and University Projects)
  Series 1997A / (MBIA Insurance)
  (Aaa AAA)
   4.85%, 04/01/03                                           $  345       $  360
   5.05%, 04/01/05                                            1,010        1,072
California Educational Facilities
  Authority RB (Mills College)
  Series 1992 / (Prerefunded with U.S.
  Government Securities (A2 -)
   6.88%, 09/01/02                                              500          564
California Educational Facilities
  Authority Revenue Refunding Bonds
  (University of San Diego) / (AMBAC
  Insurance) (Aaa -)
   4.50%, 10/01/02                                            1,000        1,026
California Educational Facilities
  Authority Revenue Refunding Bonds
  (Stanford University Project)
  Series 1997M (Aaa AAA)
   5.25%, 12/01/01                                            1,600        1,678
California HFA Home Mortgage RB
  Series 1994G (Aa2 AA-)
   5.85%, 08/01/99                                              320          325
   6.00%, 08/01/00                                              410          424
California HFA RB (Catholic Health Care
  West) Series 1997A / (MBIA Insurance)
  (Aaa AAA)
   5.00%, 07/01/03                                            2,000        2,097

california HFA Revenue Refunding
  Bonds (Valley Presbyterian Hospital)
  Series 1997 / (MBIA Insurance)
  (- AAA)
   5.25%, 05/01/03                                            1,000        1,057
California State GO Series 1994 /
  (AMBAC Insurance) (Aaa AAA)
   6.50%, 03/01/03                                            2,000        2,222
California State Public Works Board
  Lease RB (Various California
  Community  College Projects)
  Series 1993A (A2 A)
   4.70%, 12/01/99                                            1,000        1,015
California State Public Works Board
  Lease RB (Various California State
  University Projects) Series 1993A
  (A2 A)
   4.30%, 12/01/99                                            2,000        2,020


                                                              Par         Value
                                                             ------       ------
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Department of Corrections Various
  State Prisons) Series 1993A /
  (AMBAC Insurance) (Aaa AAA)
   4.70%, 12/01/00                                           $1,865       $1,909
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Department of Corrections State
  Prisons) Series 1993D (A2 A)
   4.40%, 06/01/00                                            1,000        1,013
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Department of Corrections State
  Prisons ImperialCounty) Series
  1998B / (MBIA Insurance) (Aaa AAA)
   4.50%, 09/01/05                                            3,000        3,094
California State Public Works Board
  Lease RB (The Regents of the University
  of California Various Projects) Series
  1992A / (AMBAC Insurance & Escrowed
  to maturity in U.S. Government
  Securities) (Aaa AAA)
   6.40%, 12/01/02                                            2,000        2,235
   5.60%, 12/01/01                                            2,000        2,115
California State Public Works Board
  Lease RB (The Regents of the University
  of California Various Projects) Series
  1993A (Aa3 A+)
   4.70%, 06/01/00                                            1,020        1,039
California State Rural Water Financing
  Authority Public Projects Construction
  Notes / (Societe Generale GIC)
   4.25%, 03/01/00 (d)                                        2,500        2,521
California Statewide Community
  Development Authority COP (St. Joseph
  Health System) Series 1997 (Aa3 AA)
   5.00%, 07/01/04                                              750          784
California Statewide Community
  Development Authority COP
  (St. Joseph Health System Obligated
  Group) (Aa3 AAA)
   5.30%, 07/01/00                                            2,035        2,094
California Statewide Community
  Development Authority Hospital
  Revenue Refunding Bonds COP Series 1993
  (Cedars-Sinai Medical Center) (A1 -)
   4.40%, 11/01/00                                            1,235        1,247

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
August 31, 1998

                                                              Par         Value
                                                             ------       ------
California Statewide Community
  Development Authority Revenue
  Refunding Bonds (Sherman Oaks
  Project) Series 1998A / (AMBAC
  Insurance) (Aaa AAA)
   5.00%, 08/01/06                                           $2,500       $2,644
City of Santa Monica, California
  Wastewater RB (Hyperion Project)
  Series 1991A / (Escrowed to maturity with
  U.S. Government Securities (A1 A+)
   6.25%, 01/01/02                                            1,250        1,366
Contra Costa County, California
  Transportation Authority Sales Tax
  RB Series 1995A / (FGIC Insurance)
  (Aaa AAA)
   4.80%, 03/01/01                                            1,000        1,026
Fontana, California Special Tax
  Revenue Refunding Bonds Senior
  Community Facilities (District 2-A)
  Series 1998 / (MBIA Insurance)
  (Aaa AAA)
   4.10%, 09/01/04                                            1,120        1,130
Fresno, California Community Facilities
  District 3 (Palm Bluffs Corporate
  Center) Special Tax Series 1998 /
  (Rabobank International LOC) (- AAA)
   4.75%, 09/01/05                                            2,000        2,003
Los Angeles, California Community
  Redevelopment Pooled Financing
  Authority Revenue Refunding Bonds
  (Monterey Project) Series E / (FSA
  Insurance) (Aaa AAA)
   5.00%, 09/01/07                                            1,570        1,670
Los Angeles, California Community
  Redevelopment Pooled Financing
  Authority Revenue Refunding Bonds
  (Beacon Street Project) Series F /
  (FSA Insurance) (Aaa AAA)
   5.00%, 09/01/07                                              810          862
Los Angeles, California Department of
  Airports Revenue Refunding Bonds
  Series 1995B / (FGIC Insurance)
  (Aaa AAA)
   6.50%, 05/15/03                                            2,300        2,562

Los Angeles, California Department of
  Water & Power Electric Plant Revenue
  Refunding Bonds Series 1994 (AA3 A+)
   4.50%, 08/15/01                                            2,270        2,318


                                                              Par         Value
                                                             ------       ------
Los Angeles, California State Building
  Authority Lease Revenue Refunding Bonds
  (California Department of General
  Services) Series 1995A (A A)
   5.60%, 05/01/04                                           $1,000       $1,075
Los Angeles, California State Building
  Authority Lease Revenue Refunding
  Bonds (State of California Department
  of General Services) Series 1993A (A A)
   4.70%, 05/01/99                                              450          453
Los Angeles, California Unified School
  District COP (Multiple Properties
  Project) Series 1994B / (AMBAC
  Insurance) (Aaa AAA)
   5.70%, 12/01/99                                            3,215        3,303
Los Angeles, California Wastewater
  System RB Series 1991A (A1 A+)
   6.60%, 02/01/99                                            1,775        1,798
Los Angeles County, California Public
  Works Financing Authority Refunding
  Bonds (Capital Construction Flood
  Control District Project) (Aa1 AA-)
   4.30%, 03/01/00                                            1,090        1,101
Morgan Hill, California Unified School
  District COP (Measure B Capital
  Projects) Series 1993 (A1 -)
   4.80%, 08/01/99                                              510          516
Northern California Power Agency
  Public Power Revenue Refunding
  Bonds (Geothermal Project No. 3) Series
  1998A / (AMBAC Insurance) (-AAA)
   5.00%, 07/01/04                                            2,000        2,110
Orange County, California Municipal
  District Water Facilities COP (Allen-
  McColloch Pipeline Project) Series 1996 /
  (MBIA Insurance) (Aaa AAA)
   4.60%, 07/01/01                                            3,000        3,068
Rancho, California Water District
  Financing Authority / (Toronto-
  Dominion Bank LOC) (Aa2 AA)
   4.70%, 09/15/01                                            2,500        2,553
Rim of the World, California Unified
  School District COP (Measure V Capital
  Projects) Series 1992 / (AMBAC
  Insurance) (Aaa AAA)
   5.90%, 09/01/01                                            1,490        1,583

                                                               Par        Value
                                                             -------     -------
Riverside County, California Public
  Financing Authority Special Tax RB
  Senior Lein Bonds Series 1995A /
  (MBIA Insurance) (Aaa AAA)
   4.40%, 09/01/01                                            $1,750      $1,785
Riverside County, California TRAN
   4.50%, 09/30/99                                             2,000       2,019
Sacramento, California Regional County
  Sanitation District (Aa2 AA)
   5.00%, 08/01/03                                             2,100       2,208
San Bernardino County, California
  TRAN
4.50%, 09/30/99                                                2,000       2,019
San Francisco, California Bay Area Rapid
  Transit District Sales Tax RB Series 1998 /
  (AMBAC Insurance) (Aa3 AA-)
   5.50%, 07/01/05                                             3,000       3,270
San Francisco, California Port
  Commission Revenue Refunding
  Bonds (A1 BBB+)
   5.00%, 07/01/00                                             1,500       1,530
San Joaquin, California Area Flood Control
  Agency Act 1915 (Flood Protection
  Restoration Assessment) Series 1996 /
  (FSA Insurance) (Aaa AAA)
   5.10%, 09/02/03                                             1,670       1,729
San Jose, California Financing Authority
  Revenue Refunding Bonds (Convention
  Center Project) Series 1993C (A1 A+)
   5.90%, 09/01/04                                             2,500       2,678
San Ramon Valley, California Unified
  School District COP (Measure A
  Capital Project) Series 1993A /
  (Escrowed to Maturity with Government
  Securities) (A1 -)
   4.90%, 10/01/99                                             1,100       1,115
Southern California Metropolitan Water
  District RB Series 1991 (Aa2 AA)
   6.63%, 07/01/01                                             1,000       1,094
Southern California Public Power
  Authority Project RB (San Juan Power
  Project Unit 3) Series 1993A / (MBIA
  Insurance) (Aaa AAA)
   5.00%, 01/01/04                                             1,600       1,680
Southern California Public Power
  Authority Revenue Refunding Bonds
  Series 1989 (Aaa AAA)
   6.00%, 07/01/00                                             1,750       1,822


                                                               Par        Value
                                                             -------     -------
Stockton, California Insured Health Facilities
  RB (St. Joseph Medical Center of Stockton)
  Series 1993A / (MBIA Insurance) (Aaa AAA)
   4.60%, 06/01/00                                           $   200     $   203
                                                                         -------
TOTAL MUNICIPAL BONDS
  (Cost $86,602)                                                          88,204
                                                                         -------
VARIABLE RATE OBLIGATIONS -- 9.4% (b)
California HFA RB (St. Joseph Health
  Systems), Series 1985A
   3.10%, 09/01/98                                               285         285
California Pollution Control Financing
  Authority RB (Southern California
  Edison Project) Series 1986A (A1 A+)
   3.80%, 09/01/98                                             1,400       1,400
California Pollution Control Financing
  Authority Revenue Refunding Bonds
  (Pacific Gas & Electric) Series 1996F /
  (Banque Nationale de Paris LOC)
  (A-1+ AA+)
   3.15%, 09/01/98                                               100         100
California Pollution Control Financing
  Authority Revenue Refunding Bonds
  (Shell Oil Co. Project) Series 1991A
   3.10%, 09/01/98                                               400         400
California Statewide Community
  Development Authority COP (Northern
  California Retired Officers Community
  Project) Series 1996 / (Dresdner Bank
  AG LOC) (AA1 -)
   3.10%, 09/01/98                                             3,000       3,000
Irvine Ranch, California Improvement
  Bond Act 1915 RB (Assessment
  Districts 94-13) / (Canadian Imperial
  Bank of Commerce LOC) (Aa3 AA-)
   3.15%, 09/01/98                                               253         253
Irvine Ranch, California Water District
  Consolidated Revenue Refunding
  Bonds Series 1985B / (Landesbank
  Hessen-Thuringen Girozentrale LOC)
  (- AAA)
   3.00%, 09/01/98                                             3,000       3,000
Irvine Ranch, California Water District
  Consolidated RB (Districts 105, 140,
  240 & 250) Series 1995 /
  (Commerzbank A.G. LOC) (A-1+ AA-)
   3.15%, 09/01/98                                               400         400

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
August 31, 1998

                                                               Par       Value
                                                             -------    -------
Orange County, California Sanitation
  District COP (Districts 1, 2, 3, 5, 6, 7,
  11, 13 & 14) Series 1990-1992A / (National
  Westminster Bank LOC) (Aa2 AA)
   3.15%, 09/01/98                                            $   200   $   200
                                                                        -------
TOTAL VARIABLE RATE OBLIGATIONS
(COST $9,038)                                                             9,038
                                                                        -------
SHORT-TERM INVESTMENTS -- 0.1% (c)
Provident Institutional Funds -
  California Money Fund Portfolio
   2.61%                                                          97         97
                                                                        -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $97)                                                                 97
                                                                        -------
TOTAL INVESTMENTS -- 101.5%
  (Cost $95,737)                                                         97,339
                                                                        -------
OTHER ASSETS AND LIABILITIES-- (1.5%)
   Other Assets                                                           1,706
   Liabilities                                                           (3,151)
                                                                        -------
                                                                         (1,445)
                                                                        -------
NET ASSETS -- 100.0%                                                    $95,894
                                                                        =======

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO
FINANCIAL STATEMENTS.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
August 31, 1998

                                                              Par       Value
                                                             ------    --------
MUNICIPAL BONDS -- 92.3% (A)
Alameda County, California COP
  (Medical Center) Series 1998 / (MBIA
  Insurance) (Aaa AAA)
   5.38%, 06/01/18                                           $3,400    $  3,510
Alta Loma, California Elementary
  School District GO Series 2 /(AMBAC
  Insurance) (Aaa AAA)
   5.88%, 06/01/08                                              840         918
   5.88%, 06/01/09                                              860         934
Antioch Area, California Public
  Facilities Financing Agency (Special
  Tax Community) Series 1989-1 /
  (FGIC Insurance) (Aaa AAA)
   5.25%, 08/01/07                                            1,985       2,097
Association of Bay Area Government,
  California RB (California Redevelopment
  Agency Pool) Series 1997A6 /
  (FSA Insurance) (Aaa AAA)
   5.25%, 12/15/17                                            1,200       1,230
California Educational Facilities
  Authority RB (Loyola Marymount
  University) Series 1992B (A1 -)
   6.60%, 10/01/22                                            1,450       1,626
California Educational Facilities
  Refunding Bonds (St. Mary's College
  of California) Series 1993 (A -)
   5.00%, 10/01/12                                            3,000       3,030
California Educational Facilities
  Authority RB (University of Southern
  California) Series C (Aa3 AA)
   5.13%, 10/01/28                                            2,000       1,995
California Educational Facilities
  Authority RB (California Western
  School of Law) Series 1998 / (MBIA
  Insurance) (Aaa AAA)
   5.00%, 10/01/28                                            2,205       2,186
California Educational Facilities
  Financing Authority Revenue
  Refunding Bonds (Stanford University
  Project) Series 1997M (Aaa AAA)
   5.25%, 12/01/26                                            2,320       2,363
California Health Facilities Finance
  Authority Insured Hospital RB (Marshall
  Hospital) Series 1992A / (California
  Mortgage Insurance) (A+ -)
   6.63%, 11/01/22                                            4,000       4,490


                                                              Par        Value
                                                             ------     --------
California Health Facilities Finance
  Authority RB (Kaiser Permanente Hospital)
  Series 1998A / (FSA Insurance) (Aaa AAA)
   5.00%, 06/01/24                                           $2,500      $2,466
California Health Facilities Finance
  Authority RB (Stanford Health Care)
  Series 1998B / (AMBAC Insurance)
  (AAA AAA)
   5.00%, 11/15/28                                            1,000         982
California Health Facilities Financing
  Authority Insured Health Facility RB
  (Assoc. of Retarded Citizens)
  Series 1991 / (California
  Mortgage Insurance) (A+ -)
   7.00%, 05/01/21                                              455         492
California HFA Home Mortgage RB
  Series 1994G (Aa2 AA-)
   7.20%, 08/01/14                                            3,000       3,311
California HFA Home Mortgage RB
  Series 1995L / (MBIA Insurance) (Aaa AAA)
   5.90%, 08/01/17                                            1,000       1,064
California HFA Insured Hospital Revenue
  Refunding Bonds (Children's Hospital
  San Diego) / (MBIA Insurance)
  Series 1996 (Aaa AAA)
   5.38%, 07/01/16                                            5,180       5,348
   5.38%, 07/01/20                                            3,400       3,472
California HFA M/F Rental Housing RB
  Series 1992B (A1 A+)
   6.70%, 08/01/15                                            1,000       1,072
California State Department of Water
  Resources RB (Center Valley Project)
  Series 1997S (Aa2 AA)
   5.00%, 12/01/22                                            1,200       1,189
California State GO Refunding
  Series 1998 (A1 A+)
   5.00%, 02/01/16                                            4,000       4,030
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Various California State University
  Projects) / (AMBAC Insurance)
  (Aaa AAA)
5.38%, 10/01/17                                                 200         207

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
August 31, 1998

                                                              Par       Value
                                                             ------    --------
California State Public Works Board
  Lease Revenue Refunding Bonds
  (Various California State University
  Projects) Series 1992A (Aaa AAA)
   5.50%, 06/01/10                                           $3,000    $  3,274
California State Rural Water Finance
  Authority Public Projects Construction
  Notes Series 1998 (d)
   4.25%, 03/01/00                                            5,500       5,547
California Statewide Communities
  Development Authority Hospital RB
  COP (Cedars-Sinai Medical Center)
  Series 1992 (A1 -)
   6.50%, 08/01/15                                            1,250       1,347
California Statewide Communities
  Development Authority COP (St. Joseph
  Health Systems Obligated Group)
  (Aa3 AA)
   6.50%, 07/01/15                                            2,000       2,290
Chico, California Unified School District
  Series C / (MBIA Insurance) (Aaa AAA)
   6.75%, 06/01/17                                              500         551
Colton, California Public Financing
  Authority Special Tax RB Series 1996 /
  (FSA Insurance) (Aaa AAA)
   5.45%, 09/01/19                                            3,020       3,126
Colton, California Public Financing
  Tax Allocation RB / (MBIA
  Insurance) Series 1998A (Aaa AAA)
   5.00%, 08/01/18                                            2,715       2,712
Contra Costa County, California Refunding
  COP (Merrithew Memorial Hospital
  Project) Series 1997 / (MBIA Insurance)
  (Aaa AAA)
   5.38%, 11/01/17                                            2,180       2,248
East Bay, California Municipal Utility
  District Water System RB Series 1998
  (Aa3 AA-)
   5.25%, 06/01/18                                            1,895       1,938
   5.25%, 06/01/19                                            2,600       2,658
East Bay, California Municipal Utility
  District Water System Revenue Refunding
  Bonds Series 1996 / (FGIC Insurance)
  (Aaa AAA)
   5.00%, 06/01/26                                            4,800       4,758


                                                              Par       Value
                                                             ------    --------
Encina, California Financing Joint
  Powers Authority Wastewater Revenue
  RefundingBonds Series 1997A /
  (AMBAC Insurance) (Aaa AAA)
   5.13%, 08/01/14                                           $3,160    $  3,251
Fontana, California Special Tax Refunding
  Bonds Senior Community Facility
  District 2A Series 1998 /
  (MBIA Insurance) (Aaa AAA)
   4.20%, 09/01/05                                            1,375       1,392
Fresno, California Health Facility RB
  (Holy Cross Health System - St. Agnes
  Medical Center) Series 1991 (Aa3 AA)
   6.50%, 06/01/02                                              550         610
Los Angeles County, California Public
  Works Financing Authority Lease RB
  (Multiple Capital Facilities Project
  V-B) / (AMBAC Insurance) (Aaa AAA)
   5.20%, 12/01/09                                            1,680       1,800
Los Angeles County, California Public
  Works Financing Authority Lease RB
  (Master Refunding Project) / (FSA
  Insurance) (Aaa AAA)
   5.25%, 03/01/15                                            1,000       1,032
Los Angeles County, California Public
  Works Financing Authority Lease
  Revenue Multiple COP (Facilities
  Project V) Series 1996A / (AMBAC
  Insurance) (Aaa AAA)
   5.13%, 06/01/17                                            2,000       2,025
Los Angeles County, California Public
  Works Financing Authority Lease
  Revenue Multiple COP (Facilities
  Project) Series 1997A / (MBIA
  Insurance) (Aaa AAA)
   5.25%, 09/01/15                                            1,070       1,103
Los Angeles County, California Public
  Works Financing Authority Lease
  Revenue Refunding Bonds Series
  1996A / (MBIA Insurance) (Aaa AAA)
   5.25%, 09/01/13                                            2,000       2,085
Los Angeles County, California
  Transportation Commission Sales Tax
  Revenue Refunding Bonds
  Series 1991B (A1 AA-)
   6.50%, 07/01/13                                              555         600

                                                              Par       Value
                                                             ------    --------
Los Angeles, California Department of
  Airports RB Series 1995A / (FGIC
  Insurance) (Aaa AAA)
   5.50%, 05/15/10                                           $  560    $    600
Los Angeles, California Department of
  Water & Power Electric Plant RB
  (Aa3 A+)
   6.00%, 01/15/11                                              865         937
Los Angeles, California Unified School
  District Series 1998B /(FGIC Insurance)
  (Aaa AAA)
   4.30%, 07/01/07                                            1,750       1,770
Metropolitan Water District of Southern
  California Waterworks RB Series 1996C /
  (MBIA Insurance) (Aaa AAA)
   5.00%, 07/01/27                                            2,000       1,982
Metropolitan Water District of Southern
  California Waterworks RB
  Series 1997A (Aa2 AA)
   5.00%, 07/01/26                                            2,500       2,478
Modesto, California Public Financing
  Authority Lease RB (Capital Imports
  & Refunding Project) / (AMBAC
  Insurance) (Aaa AAA)
   5.13%, 09/01/20                                            6,740       6,807
Northern California Power Agency
  Multiple Capital Facilities RB
  Series A / (MBIA Insurance) (Aaa AAA)
   6.50%, 08/01/04                                            1,425       1,587
Northern California Power Agency
  Multiple Capital Facilities RB Series A /
  (MBIA Insurance) (- AAA)
   6.50%, 08/01/12                                            1,875       2,072
Northern California Power Agency
  Public Power Revenue Refunding
  Bonds (Geothermal Project No. 3)
  Series A / (AMBAC Insurance)
  (- AAA)
   5.00%, 07/01/04                                            1,845       1,946
Oakland, California State Building
  Authority Lease RB (Elihu M Harris)
  Series A / (AMBAC Insurance) (Aaa AAA)
   5.00%, 04/01/23                                            2,000       1,982
Oceanside, California Building
  Authority COP Refunding Bonds
  Series 1993A (A3 -)
   6.38%, 04/01/12                                            1,250       1,361


                                                              Par       Value
                                                             ------    --------
Orange County, California Community
  Facilities District Special Tax RB
  (Number 87-4) Series A / (MBIA
  Insurance) (Aaa AAA)
   5.25%, 08/15/19                                           $2,000    $  2,043
Orange County, California Water
  District COP (1989 Project) (Aa AA)
   6.50%, 08/15/11                                            1,150       1,205
Riverside County, California Asset
  Leasing Corp. RB (Riverside County
  Hospital Project) Series B / (MBIA
  Insurance) (Aaa AAA)
   5.00%, 06/01/19                                            1,000         999
Riverside County, California Public
  Financing Authority Tax Allocation
  Bonds (Redevelopment Project A)
  (Baa2 BBB-)
   5.63%, 10/01/33                                            4,905       5,015
Sacramento, California Cogeneration
  Authority Project RB / (MBIA
  Insurance) (- AAA) (d)
   5.20%, 07/01/21                                            1,000       1,004
Sacramento, California Regional Transit
  District COP Series 1992A (A1 -)
   6.38%, 03/01/05                                              250         273
Sacramento, California Regional Transit
  District Refunding COP (Light Rail
  Transportation Project) (A2 A+)
   6.75%, 07/01/07                                            2,000       2,173
Salida, California Area Public Facilities
  Financing Agency District Special Tax
  Series 1988-1 / (FSA Insurance)
  (Aaa AAA)
   5.25%, 09/01/28                                            3,000       3,049
San Bernardino County, California
  Transportation Authority Tax Revenue
  Series A / (MBIA Insurance) (Aaa AAA)
   6.25%, 03/01/10                                            4,000       4,665
San Bernardino County, California COP
  (West Valley Detention Center) /
  (MBIA Insurance) (Aaa AAA)
   6.50%, 11/01/12                                              420         464
San Diego, California Public Facilities
  Financing Authority Sewer RB / (FGIC
  Insurance) (Aaa AAA)
   5.25%, 05/15/22                                            2,200       2,244
   5.00%, 05/15/25                                            4,045       4,010

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
August 31, 1998
                                                              Par       Value
                                                             ------    --------
San Francisco, California Bay Area
  Rapid Transit District Sales Tax RB
  Series 1995 / (FGIC Insurance)
  (Aaa AAA)
   5.50%, 07/01/15                                           $1,500    $  1,573
San Francisco, California City & County
  Airports RB 2nd Series, Issue 11 /
  (FGIC Insurance) (Aaa AAA)
   6.20%, 05/01/19                                            2,000       2,173
   5.63%, 05/01/21                                            2,000       2,095
San Francisco, California Downtown
  Parking Corp. RB (- A)
   6.65%, 04/01/18                                              500         547
Santa Clara County, California Financing
  Authority Lease RB (VMC Facility
  Replacement Project) Series 1994A /
  (AMBAC Insurance) (Aaa AAA)
   7.75%, 11/15/10                                            1,460       1,911
   6.88%, 11/15/14                                            2,000       2,345
Santa Clara County, California Financing
  Authority Lease Revenue Refunding
  Bonds Series A / (AMBAC Insurance)
  (Aaa AAA)
   5.00%, 11/15/17                                            3,500       3,513
Santa Clara, California Redevelopment
  Agency Tax Allocation Revenue
  Refunding Bonds (Bayshore North
  Project) / (AMBAC Insurance)
  (Aaa AAA)
   7.00%, 07/01/10                                            1,500       1,826
South Gate, California Public Financing
  Authority Tax Allocation Revenue
  Housing Bond (Redevelopment Authority
  Project No. 1) Series A (MBIA Insurance)
  (Aaa AAA)
   5.00%, 09/01/19                                            1,415       1,413
Stockton, California Revenue COP
  (Wastewater Systems Project) Series A /
  (MBIA Insurance) (Aaa AAA)
   5.20%, 09/01/29                                            3,500       3,531
Temecula, California Community
  Services District COP (Community
  Recreation Center Project)
  Series 1992 (- A)
   7.13%, 10/01/12                                            1,000       1,110
Tri City, California Hospital District RB
  Series 1996A / (MBIA Insurance)
  (Aaa AAA)
   5.63%, 02/15/17                                            1,000       1,059


                                                              Par       Value
                                                             ------    --------
University of California RB (University
  of California Hospital Medical Center
  Project) / (AMBAC Insurance)
  (Aaa AAA)
   5.75%, 07/01/24                                           $2,000    $  2,130
Vallejo, California Revenue Refunding
  Bonds Water Import Series A /
  (FSA Insurance) (Aaa AAA)
   5.70%, 05/01/16                                            2,000       2,163
West Basin County, California Municipal
  Water District COP Revenue Refunding
  Bonds Series 1997A / (AMBAC
  Insurance) (Aaa AAA)
   5.50%, 08/01/17                                              500         526
   5.50%, 08/01/22                                            1,000       1,046
Westminster, California Public Financing
  COP (1994 Civic Center &
  Street Improvement Project) (A- -)
   7.00%, 06/01/19                                            3,325       3,658
                                                                        --------
TOTAL MUNICIPAL BONDS
  (Cost $165,211)                                                       175,644
                                                                        --------
VARIABLE RATE OBLIGATIONS -- 9.9% (B)
California Economic Development
  Finance Authority (California
  Independent System Operator)
  Series B / (Bank of America NT &
  SA LOC)(Aa2 Aa-)
   3.20%, 09/01/98                                            2,000       2,000
California Pollution Control Financing
  Authority Solid Waste Disposal RB
  (Shell Martinez Refining) Series A /
  (Comerica Bank LOC) (Aa1 AAA)
   3.20%, 09/01/98                                            2,000       2,000
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986A (National
  Westminster LOC) (A1 A+)
   3.80%, 09/01/98                                            3,000       3,000
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986B (National
  Westminster LOC) (A1 A+)
   3.80%, 09/01/98                                            1,600       1,600

                                                              Par       Value
                                                             ------    --------
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986C (National
  Westminster LOC) (A1 A+)
   3.80%, 09/01/98                                           $1,300    $  1,300
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986D (National
  Westminster LOC) (A1 A+)
   3.80%, 09/01/98                                            2,800       2,800
California Pollution Control Financing
  Authority RB (Shell Oil Co. Project)
  (Aa1 AAA)
   3.10%, 09/01/98                                              500         500
California Statewide Communities
  Development Authority COP
  (Northern California Retired Officers
  Community Project) Series 1996 (Aa1 -)
   3.10%, 09/01/98                                            3,000       3,000
Irvine Ranch, California Improvement
  Bond Act 1915 RB (District Number
  1997-16) / (Societe Generale LOC)
  (Aa3 AA-)
   3.15%, 09/01/98                                              200         200
Irvine Ranch, California Water District
  Consolidated Revenue Refunding
  Bonds Series 1985B / (Landesbank
  Hessen-Thuringen Girozentrale LOC)
  (- AAA)
   3.00%, 09/01/98                                            2,300       2,300
Irvine Ranch, California Water District
  COP (Capital Improvement Project) /
  (Toronto Dominion LOC) (Aa2 -)
   3.00%, 09/01/98                                              100         100
                                                                       --------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $18,800)                                                         18,800
                                                                       --------


                                                              Par       Value
                                                             ------    --------
SHORT-TERM INVESTMENTS -- 0.1% (c)
Provident Institutional Funds -
  California Money Fund Portfolio
   2.61%                                                     $  141    $    141
                                                                       --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $141)                                                               141
                                                                       --------
TOTAL INVESTMENTS -- 102.3%
  (Cost $184,152)                                                       194,585
                                                                       --------
OTHER ASSETS AND LIABILITIES -- (2.3%)
   Other Assets                                                           2,619
   Liabilities                                                           (7,007)
                                                                       --------
                                                                         (4,388)
                                                                       --------
NET ASSETS -- 100.0%                                                   $190,197
                                                                       ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO
FINANCIAL STATEMENTS.

NOTES TO SCHEDULES OF INVESTMENTS
August 31, 1998

Parenthetical disclosures that follow each security represent independent bond ratings, where available, as provided by Moody Investors Service, Inc. and Standard & Poor's Ratings Group that were in effect on the report date.

(a) Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c) Interest rates represent the yield on report date.

(d) Security traded on a delayed-delivery basis. Payment and delivery is scheduled for a future time, generally within two weeks of entering into the transaction. The transaction is subject to market fluctuation and to the risk that the value may be more or less than the purchase price when the transaction was initiated. The Fund has set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

PORTFOLIO ABBREVIATIONS
AMBAC       American Municipal Bond Assurance Corp.
COP         Certificates of Participation
FGIC        Financial Guaranty Insurance Company
FSA         Financial Security Assurance
GIC         Guaranteed Investment Contract
GO          General Obligation
HFA         Housing Finance Agency
LOC         Letter of Credit
MBIA        Municipal Bond Investors Assurance
M/F         Multi-Family
RB          Revenue Bond
TRAN        Tax and Revenue Anticipation Notes


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1998

                                                                              Schwab               Schwab
                                                                            California           California
                                                                        Short/Intermediate       Long-Term
                                                                             Tax-Free             Tax-Free
                                                                            Bond Fund             Bond Fund
                                                                        -------------------      -----------
ASSETS
Investments, at value (Cost:$95,737, $184,152, respectively)                  $97,339             $194,585
Receivables:
   Interest                                                                     1,147                2,506
   Fund shares sold                                                               558                  112
Prepaid expenses                                                                    1                    1
                                                                              -------             --------
     Total assets                                                              99,045              197,204
                                                                              -------             --------
LIABILITIES
Payables:
   Dividends                                                                       59                  138
   Investments purchased                                                        2,524                6,547
   Fund shares redeemed                                                           422                  142
Investment advisory and administration fees                                        70                  119
   Transfer agency and shareholder service fees                                    32                    8
Other liabilities                                                                  44                   53
                                                                              -------             --------
     Total liabilities                                                          3,151                7,007
                                                                              -------             --------
Net assets applicable to outstanding shares                                   $95,894             $190,197
                                                                              =======             ========
NET ASSETS CONSIST OF:
Paid-in-capital                                                               $95,105             $180,379
Distributions in excess of net investment income                                  (25)                 (61)
Accumulated net realized loss on investments sold                                (788)                (554)
Net unrealized appreciation on investments                                      1,602               10,433
                                                                              -------             --------
                                                                              $95,894             $190,197
                                                                              =======             ========
PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares authorized)            9,345               16,510
Net asset value, offering and redemption price per share                       $10.26               $11.52

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1998

                                                                              Schwab               Schwab
                                                                            California           California
                                                                        Short/Intermediate       Long-Term
                                                                             Tax-Free             Tax-Free
                                                                            Bond Fund             Bond Fund
                                                                        -------------------      -----------
Interest income                                                               $3,213               $ 7,970
                                                                              ------               -------
Expenses:
   Investment advisory and administration fees                                   292                   618
   Transfer agency and shareholder service fees                                  178                   377
   Custodian and portfolio accounting fees                                        50                    87
   Registration fees                                                              15                    23
   Professional fees                                                               4                    --
   Shareholder reports                                                             8                    22
   Trustees' fees                                                                  6                     9
   Insurance and other expenses                                                   11                    12
                                                                              ------               -------
                                                                                 564                 1,148
Less:expenses reduced (see Note 4)                                              (215)                 (409)
                                                                              ------               -------
     Total expenses incurred by Fund                                             349                   739
                                                                              ------               -------
Net investment income                                                          2,864                 7,231
                                                                              ------               -------
Net realized gain on investments sold                                              9                   695
Net unrealized appreciation on investments                                       856                 4,874
                                                                              ------               -------
   Net gain on investments                                                       865                 5,569
                                                                              ------               -------
Increase in net assets resulting from operations                              $3,729               $12,800
                                                                              ------               -------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                                            Schwab                  Schwab
                                                                          California              California
                                                                      Short/Intermediate           Long-Term
                                                                      Tax-Free Bond Fund       Tax-Free Bond Fund
                                                                      --------------------    --------------------
                                                                                  Year ended August 31,
                                                                        1998        1997        1998        1997
                                                                      --------    --------    --------    --------
Operations:
   Net investment income                                              $  2,864    $  2,151    $  7,231    $  5,810
   Net realized gain on investments sold                                     9          51         695       1,036
   Net unrealized appreciation on investments                              856         522       4,874       3,626
                                                                      --------    --------    --------    --------
  Increase in net assets resulting from operations                       3,729       2,724      12,800      10,472
                                                                      --------    --------    --------    --------
Dividends to shareholders from net investment income                    (2,906)     (2,150)     (7,338)     (5,809)
                                                                      --------    --------    --------    --------
Capital share transactions:
   Proceeds from shares sold                                            60,105      27,426      83,165      38,540
   Net asset value of shares issued in reinvestment of
     dividends                                                           2,209       1,635       4,672       3,624
   Less payments for shares redeemed                                   (26,119)    (16,547)    (28,386)    (23,159)
                                                                      --------    --------    --------    --------
   Increase in net assets from capital share transactions               36,195      12,514      59,451      19,005
                                                                      --------    --------    --------    --------
       Total increase in net assets                                     37,018      13,088      64,913      23,668

Net assets:
Beginning of period                                                     58,876      45,788     125,284     101,616
                                                                      --------    --------    --------    --------
   End of period (including distributions in excess of net
     investment income and undistributed net investment
     income of ($25), $12, ($61) and $37, respectively)               $ 95,894    $ 58,876    $190,197    $125,284
                                                                      ========    ========    ========    ========
Number of Fund shares:
   Sold                                                                  5,893       2,711       7,311       3,532
   Reinvested                                                              217         162         411         333
   Redeemed                                                             (2,562)     (1,638)     (2,503)     (2,132)
                                                                      --------    --------    --------    --------
   Net increase in shares outstanding                                    3,548       1,235       5,219       1,733

Shares outstanding:
   Beginning of period                                                   5,797       4,562      11,291       9,558
                                                                      --------    --------    --------    --------
   End of period                                                         9,345       5,797      16,510      11,291
                                                                      ========    ========    ========    ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                     Income from
                                Investment Operations                        Less Distributions
                       ---------------------------------------   -------------------------------------------

                                        Net
 Fiscal     Net Asset                Realized &       Total      Dividends      Dividends                     Net Asset
 Period     Value At       Net       Unrealized       from        from Net    from Realized                    Value at
  Ended     Beginning  Investment  Gain (Loss) on   Investment   Investment      Gain on           Total        End of
August 31,  of Period    Income     Investments     Operations     Income      Investments     Distributions    Period
----------  ---------  ----------  --------------   ----------   ----------   --------------   -------------  ----------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
  1998        $10.16      $0.41        $ 0.11         $ 0.52      $(0.42)1        $   --          $(0.42)       $10.26
  1997        $10.04      $0.43        $ 0.12         $ 0.55      $(0.43)         $   --          $(0.43)       $10.16
  1996        $10.06      $0.43        $(0.02)        $ 0.41      $(0.43)         $   --          $(0.43)       $10.04
  1995        $ 9.89      $0.42        $ 0.17         $ 0.59      $(0.42)         $   --          $(0.42)       $10.06
  1994        $10.13      $0.37        $(0.24)        $ 0.13      $(0.37)         $   --          $(0.37)       $ 9.89
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
  1998        $11.10      $0.54        $ 0.43         $ 0.97      $(0.55)1        $   --          $(0.55)       $11.52
  1997        $10.63      $0.56        $ 0.47         $ 1.03      $(0.56)         $   --          $(0.56)       $11.10
  1996        $10.53      $0.57        $ 0.10         $ 0.67      $(0.57)         $   --          $(0.57)       $10.63
  1995        $10.40      $0.56        $ 0.13         $ 0.69      $(0.56)         $   --          $(0.56)       $10.53
  1994        $11.26      $0.56        $(0.74)        $(0.18)     $(0.56)         $(0.12)         $(0.68)       $10.40

(DAGGER) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Funds' expense and net investment income ratios would have been:

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND        SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
-------------------------------------------------------        -----------------------------------------------
                      Ratio of          Ratio of Net                            Ratio of       Ratio of Net
                      Expenses        Investment Income                         Expenses     Investment Income
Fiscal Period        to Average          to Average            Fiscal Period   to Average       to Average
   Ended             Net Assets          Net Assets                Ended       Net Assets       Net Assets
August 31,               (%)                 (%)                August 31,         (%)              (%)
--------------       ----------       -----------------        -------------   ----------    -----------------
   1998                 0.79                3.72                    1998          0.76             4.52
   1997                 0.89                3.81                    1997          0.82             4.84
   1996                 0.87                3.85                    1996          0.82             4.97
   1995                 0.84                3.95                    1995          0.81             5.31
   1994                 0.86                3.31                    1994          0.80             4.92

1 The amounts shown include certain reclassifications related to book to tax differences (see Note 2 of Notes to Financial Statements).

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32

                                             Ratios/Supplemental Data
            ------------------------------------------------------------------------------------
                                                                    Ratio of Net
                                                   Ratio of          Investment
 Fiscal         Total                              Expenses             Income         Portfolio
 Period         Return           Net Assets       to Average          to Average        Turnover
  Ended     (not annualized)   End of Period   Net Assets(DAGGER)  Net Assets(DAGGER)     Rate
August 31,        (%)             (000's)             (%)                (%)               (%)
----------  ----------------   -------------   ------------------  ------------------  ---------
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND
  1998           5.19            $ 95,894            0.49                4.02               8
  1997           5.54            $ 58,876            0.49                4.21              23
  1996           4.11            $ 45,788            0.49                4.23              20
  1995           6.17            $ 40,639            0.50                4.29              62
  1994           1.29            $ 48,649            0.48                3.69              35
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND
  1998           8.96            $190,197            0.49                4.79              28
  1997           9.95            $125,284            0.49                5.17              35
  1996           6.43            $101,616            0.49                5.30              36
  1995           6.98            $ 90,045            0.58                5.54              46
  1994          (1.70)           $106,432            0.60                5.12              48

NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1998



1.    DESCRIPTION OF THE FUNDS
The Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no-load, open-end investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the Funds, the Trust also offers the Schwab 1000
Fund(REGISTRATION MARK), Schwab Short-Term Bond Market Index Fund, Schwab Total Bond Market Index Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

2.    SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of market discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date, payable annually on a calendar year basis.

EXPENSES -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

All distributions paid by the Funds from net investment income for the year ended August 31, 1998 qualify as exempt interest dividends for federal income tax purposes.

Net unrealized appreciation (depreciation) at August 31, 1998, (for financial reporting and federal income tax purposes) was as follows:

                                                             Net Unrealized   Appreciated    Depreciated
                                                              Appreciation     Securities     Securities
                                                             --------------   -----------    -----------
     Schwab California Short/Intermediate Tax-Free Bond Fund   $ 1,602,000    $ 1,602,000         $--
     Schwab California Long-Term Tax-Free Bond Fund            $10,433,000    $10,433,000         $--

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1998, the unused capital loss carryforwards for federal income tax purposes were as follows:

                                                              Schwab California        Schwab California
                                                             Short/Intermediate            Long-Term
                                                             Tax-Free Bond Fund       Tax-Free Bond Fund
                                                             ------------------       ------------------
         Expiring in:
         08/31/03                                                $ 92,000                         --
         08/31/04                                                 696,000                   $593,000
                                                                 --------                   --------
              Total capital loss carryforwards                   $788,000                   $593,000
                                                                 ========                   ========

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. Accordingly, permanent book/tax differences of $5,000 and $9,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund, respectively, were reclassified from paid-in-capital to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. The Investment Manager has reduced a portion of its fee for the year ended August 31, 1998 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fees for the year ended August 31, 1998 (see
Note 4).

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. During the year ended August 31, 1998, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Funds incurred fees aggregating $15,000 related to the Trust's unaffiliated trustees.

INTERFUND TRANSACTIONS -- During the year ended August 31, 1998, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor, common trustees, and common officers. These transactions, made at current market value pursuant to Rule 17a-7 under the Act, aggregated $30,860,000 and $58,900,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab guarantee that, through at least October 31, 1998, each Fund's total operating expenses will not exceed 0.49% of the Fund's average daily net assets after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes.

During the year ended August 31, 1998, the total of such fees reduced by the Investment Manager was $215,000 for the Schwab California Short/Intermediate Tax-Free Bond Fund, and $409,000 for the Schwab California Long-Term Tax-Free Bond Fund.

5.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1998, were as follows:

                                       Schwab California    Schwab California
                                       Short/Intermediate        Long-Term
                                       Tax-Free Bond Fund   Tax-Free Bond Fund
                                       ------------------   ------------------
    Purchases                               $35,279,000          $89,488,000
    Proceeds of sales and maturities        $ 5,117,000          $39,968,000

To the Board of Trustees and Shareholders of Schwab California Short/Intermediate Tax-Free Bond Fund and
Schwab California Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund (two portfolios of Schwab Investments, hereafter referred to as the "Funds") at August 31, 1998, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, CA
October 5, 1998

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help you meet your investment goals. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio(1)
Schwab MarketTrack Growth Portfolio(1)
Schwab MarketTrack Balanced Portfolio(1)
Schwab MarketTrack Conservative Portfolio(1)
Schwab MarketManager Growth Portfolio(2)
Schwab MarketManager Balanced Portfolio(2)

SCHWAB STOCK FUNDS
Schwab 1000 Fund-Registered Trademark-
Schwab S&P 500 Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio(2)
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio(2)

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund(3)
Schwab Short-Term Bond Market Index Fund(3)
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(4) that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1)Formerly the Schwab Asset Director-Registered Trademark- Funds.

(2)Formerly the Schwab OneSource-TM- Portfolios.

(3)Formerly the Schwab Government Bond Funds.

(4)Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

SCHWABFUNDS
FAMILY
101 Montgomery Street
San Francisco, California  94104


INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA  94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA  94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(COPYRIGHT) 1998 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper.  CRS 20375 (20+9-3791) MKT3655(10/98)